CONVERTIBLE PREFERRED SHARES AND WARRANTS	12 Months Ended
Dec. 31, 2021
Temporary Equity Disclosure [Abstract]
CONVERTIBLE PREFERRED SHARES AND WARRANTS

NOTE 9:-CONVERTIBLE PREFERRED SHARES AND WARRANTS

a.	The Composition of the Company’s Convertible Preferred shares is as follows:

	December 31, 2020		December 31, 2021
	Authorized	Issued and outstanding	Authorized	Issued and outstanding	Carrying amount	Liquidation preference

	Number of shares
Series A Convertible Preferred shares of no-par value *)	16,295,256	7,229,885	16,295,256	7,229,885	$25,238	$36,437
Series B Convertible Preferred shares of no- par value *)	9,052,920	6,509,301	9,052,920	6,509,301	28,726	28,761
Total	25,348,176	13,739,186	25,348,176	13,739,186	$53,964	$65,198
*)	Prior period results have been retroactively adjusted to reflect the 1: 0.905292 stock split effected on March 7, 2022. See also note 10, Shareholders’ Deficiency, for details.

The Company issued Series A convertible preferred shares in 2018 and Series B convertible preferred shares in 2020. The Company classifies the convertible preferred shares outside of shareholders’ deficiency as required by ASC 480-10-S99, since these convertible preferred shares are entitled to liquidation preferences which may trigger a deemed liquidation event that is not solely within the Company’s control.

NOTE 9:-CONVERTIBLE PREFERRED SHARES AND WARRANTS (Cont.)

Pursuant to the Company’s Amended and Restated Articles of Incorporation (the “AoA”), a deemed liquidation event would occur, inter alia, upon the closing of the transfer of the Company’s securities to a person or a group of affiliated persons, in one or a series of related transactions, if immediately after such transaction, such person or group of affiliated persons would hold 50%or more of the outstanding voting shares of the Company and upon the occurrence of the events listed in the AoA. For the years ended December 31, 2021 and 2020, the Company did not adjust the carrying values of the convertible preferred shares to the deemed liquidation values of such shares since a deemed liquidation event was not probable at each balance sheet date. Subsequent adjustments to increase the carrying values to the ultimate liquidation values will be made only when it becomes probable that such a deemed liquidation event will occur.

b.	Preferred shares rights:

The Preferred A and the Preferred B shares (collectively, the “Preferred Shares”) confer upon their holders all the rights conferred by Ordinary shares, in addition to certain rights stipulated in the Company’s AoA, inter alia, the following:

Dividend rights - the convertible Preferred B shares shall be entitled to receive, prior and in preference to the declaration or payment of any dividend to the holders of any other class of shares, including the Preferred A shares, for each Preferred B share, cumulative dividends (whether paid in cash or otherwise) if and when declared by the Company’s board of directors, in an amount equal to the Preferred B share original issue price (the “Series B Dividend Preference”).

Following the payment in full of all of the Series B Dividend Preference, the convertible Preferred A shares shall be entitled to receive, prior and in preference to the declaration or payment of any dividend to the holders of any other class of shares, including the ordinary shares, for each Preferred A share, cumulative dividends (whether paid in cash or otherwise) if and when declared by the Company’s board of directors, in an amount equal to 1.25x the Preferred A share original issue price (the “Series A Dividend Preference”).

Following the payment in full of all of the Series A Dividend Preference, the holders of the Preferred Shares and the ordinary shares shall be entitled to receive, on a pro-rata, as-converted basis, any and all other dividends distributed by the Company.

Liquidation rights - In the event of any event of liquidation or deemed liquidation event, the Company shall distribute all distributable proceeds first to the holders of the Preferred B shares, on a pro-rata basis among themselves, prior to and in preference to any payments to any of the holders of any other classes of shares, for each Preferred B share, the greater of: (a) the Preferred B share original issue price, plus an amount equal to the declared but unpaid dividends, less any Series B Dividend Preference amount previously declared and actually paid, and (b) the pro rata portion of the distributable proceeds the Preferred B shares would receive if all the distributable proceeds were distributed to all shareholders, on a pro-rata and as-converted-to-ordinary shares basis (the “Series B Preference”). In the event of insufficient distributable proceeds, distribution shall be done ratably among the holders of the Preferred B shares.

NOTE 9:-CONVERTIBLE PREFERRED SHARES AND WARRANTS (Cont.)

Following payment in full of the Series B Preference, the Company shall distribute the remaining distributable proceeds to the holders of Preferred A shares, on a pro-rata basis among themselves, prior to and in preference to any payments to any of the holders of any other classes of shares, for each Preferred A share, the greater of: (a) 1.25x the Preferred A share original issue price, plus an amount equal to the declared but unpaid dividends, less any Series A Dividend Preference amount previously declared and actually paid, and (b)the pro rata portion of the distributable proceeds the Preferred A shares would receive if all the distributable proceeds were distributed to all shareholders, on a pro-rata and as-converted-to-ordinary shares basis (the “Series A Preference”). In the event of insufficient distributable proceeds, distribution shall be done ratably among the holders of the Preferred A shares.

Following the payment in full of the Series A Preference, the holders of the ordinary shares shall be entitled to receive, on a pro rata basis among themselves, any and all remaining distributable proceeds.

Voting rights - each holder of Preferred Shares is entitled to one vote per each share held by it (on an as-converted-to-ordinary share basis).

Conversion - each Preferred Share is automatically convertible into ordinary shares, at the respective holder’s option, or automatically upon a qualified IPO of the Company or upon written demand of the Investor Majority (each as defined in the AoA) for each respective class of shares. The initial conversion ratio for each Preferred Share is 1:1.The conversion price per Preferred Share will be adjusted in the event of recapitalizations, share splits, ordinary share dividends, subdivisions and combinations of ordinary shares, as well in the event of certain anti-dilution events.

c.	Financing rounds:

In September 2018, the Company entered into a Share Purchase Agreement (as amended, the “2018 SPA”) with new and existing investors, pursuant to which 7,229,885 Preferred A shares and 3,614,960 warrants to Preferred A share were issued in consideration of approximately $ 29,150, reflecting a price per share of $ 4.03. Total issuance expenses were amounted to $ 91. The warrants to Preferred A Shares were recorded at fair value in the amount of $ 3,821 and the residual amount was allocated to the Preferred A Shares. The Preferred A shares can be converted into ordinary shares at a conversion ratio of 1:1, however such ratio is subject to amendment in certain situations and was adjusted in the context of the 2020 SPA, as more fully described above.

In April 2020, the Company entered into a Preferred B Share Purchase Agreement (as amended, the “2020 SPA”) with new and existing investors, pursuant to which 6,509,301 Preferred B shares were issued in consideration of approximately $ 28,761, reflecting a price per share of $ 4.42. Total issuance expenses amounted to $ 35. The Preferred B shares can be converted into ordinary shares at a conversion ratio of 1:1, subject to adjustment in certain situations, more fully described above.

In conjunction with the 2020 SPA, the Company and the holders of the Preferred A shares agreed on a modified adjustment to the conversion ratio of Preferred A shares into ordinary shares as compared to the AoA in effect at that time. The conversion ratio of the Preferred A shares was adjusted to approximately 1.07:1, such that 7,229,885 Preferred A shares can be converted into 7,761,495 ordinary shares of the Company.

NOTE 9:-CONVERTIBLE PREFERRED SHARES AND WARRANTS (Cont.)

The revised Preferred A share conversion ratio, along with other amendments in the new agreement, did not result a substantial change in the fair value of the Preferred A shares. Therefore, the amendment to the agreement was accounted for as a modification.

On July 6, 2021, the Company’s board of directors approved a 1: 0.905292 stock split which was effected on March 7, 2022. As a result, all Ordinary shares, Convertible preferred shares, options for Ordinary Shares, warrants to Preferred Shares, exercise price and net loss per share amounts were adjusted retroactively for all periods presented in these consolidated financial statements as if the stock split and change in par value had been in effect as of the date of these consolidated financial statements.

d.	Warrants to purchase Preferred A shares:

Under the 2018 SPA, the Company had initially granted the Preferred A share investors an aggregate number of 3,614,960 warrants convertible into Preferred A shares of the Company (“Preferred A Warrants”), with an exercise price of $ 5.04. The number of warrants issued is subject to similar adjustments as the conversion ratio of the Preferred A shares.

In connection with the 2020 SPA, the Warrants agreement was modified, and the Company subsequently granted the Preferred A share investors approximately 7% additional Preferred A Warrants, increasing the aggregate number of Preferred A Warrants to 3,880,777, and reducing the exercise price to $ 3.87 per share. Since the Warrants were classified as a liability and subsequently measured at fair value through earnings, the effect of The Preferred A Warrants modification was reflected in the fair value of the warrants and recognized in earnings. The warrants may be converted at any time until September 16, 2024.

All outstanding Preferred A Warrants are classiﬁed as a long-term liability and are re-measured at each reporting date, as the underlying shares may be redeemed upon an event which is not solely in the control of the Company.

As of December 31, 2020 and 2021, 3,880,777 Preferred A Warrants are outstanding.